PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2016
Property Plant And Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT

NOTE 8—PROPERTY, PLANT AND EQUIPMENT

A summary of property, plant and equipment by asset category is as follows:

	December 31, 2016	December 31, 2015
	(In thousands)
Marine Vessels	$1,789,942	$1,391,556
Construction Equipment	474,128	478,175
Buildings	152,584	155,292
All other	148,805	143,580
Construction in Progress	20,720	298,749
Total Cost	$2,586,179	$2,467,352
Accumulated Depreciation	(898,878)	(856,493)
Net Book Value	$1,687,301	$1,610,859

Interest capitalization―We incurred interest of $75 million, $74 million and $85 million and capitalized $14 million, $23 million and $24 million of interest in 2016, 2015 and 2014, respectively.  The capitalized interest primarily related to vessels under construction in the respective periods – the DLV 2000 and CSV 108.

Depreciation―Our depreciation expense was approximately $90 million, $100 million and $93 million in 2016, 2015 and 2014, respectively.

Asset Sales—During 2014, we completed the sale of the DB16 and the DLB KP1 for aggregate cash proceeds of approximately $25 million, and realized approximately $11 million of associated gains.

In April 2014, we completed the sale of our Harbor Island facility near Corpus Christi, Texas for proceeds of approximately $32 million, and realized an approximate $25 million gain.

In June 2014, as part of our plan to discontinue utilization of our Morgan City facility, we disposed of several assets, including various items of equipment, for aggregate cash proceeds of approximately $14 million, resulting in an aggregate gain of approximately $11 million, of which approximately $1 million was recorded in connection with our Americas restructuring, discussed in Note 4, Restructuring. This portion of the gain pertained to an impairment charge previously recorded in 2013 in connection with the Americas restructuring.

Loss (gain) on asset disposals is generally reflected in Corporate and Other.